UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2013 (May 3, 2013)

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Annual Meeting of Stockholders (the “Annual Meeting”) of Walter Investment Management Corp. (the “Company”) was held on May 3, 2013. At the Annual Meeting the Company’s stockholders approved a Proposal to make the following changes to the Company’s 2011 Omnibus Incentive Plan to (a) increase the number of authorized shares by 2,265,000 shares, (b) provide flexibility in allocating shares among particular types of awards, and (c) allow for liberal share counting (a copy of the amended 2011 Omnibus Plan is attached as Exhibit 99.1 hereto)

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting nine proposals described fully in the Company’s 2012 Proxy Statement and Proxy Supplement filed with the Securities and Exchange Commission on April 10, 2013 and April 26, 2013, respectively (the “2013 Proxy Statement”) were presented for approval. As of the record date, a total of 36,887,287 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting 33,289,790 shares of common stock were represented in person or by proxy, therefore a quorum was present.

The stockholders of the Company voted on the following nine matters:

Proposal 1 — Election of Directors

The following persons were nominated and elected to serve as Class I directors of the Company until the 2016 Annual Meeting of Stockholders – Steven R. Berrard, Ellen L. Brown and Denmar J. Dixon. The voting results for each nominee were as follows:

Name	For	Withheld	Broker Non-Votes
Steven R. Berrard	28,358,113	1,199,709	3,731,968
Ellen L. Brown	27,087,066	2,470,756	3,731,968
Denmar J. Dixon	28,026,326	1,531,496	3,731,968

Proposal 2 — Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers, as disclosed in the 2013 Proxy Statement, received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
27,993,092	441,279	1,123,451	3,731,968

Proposal 3 — Vote to amend and restate the Company’s 2011 Omnibus Incentive Plan

The proposal to increase the number of authorized shares by 2,265,000 shares, to provide flexibility in allocating shares among particular types of awards, and to allow for liberal share counting (a copy of the amended 2011 Omnibus Plan is attached as Exhibit 99.1 hereto), received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
21,676,114	7,823,266	58,442	3,731,968

Proposal 4 — Vote to amend and restate the Company’s Charter

The proposal to amend the Company’s Charter to cause REIT related provisions to only apply if the Company should qualify as a REIT received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
28,448,142	30,775	1,078,905	3,731,968

Proposal 5 — Vote to make certain ministerial changes to the Company’s Charter

The proposal to make certain ministerial changes to the Company’s Charter received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
28,445,501	27,997	1,084,324	3,731,968

Proposal 6 — Vote to amend the Company’s Charter to conform the Charter to subsequently adopted Articles Supplementary

The proposal to amend the Company’s Charter to conform the Charter to subsequently adopted Articles Supplementary received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
17,293,547	11,181,332	1,082,943	3,731,968

Proposal 7 — Vote to Amend the Company’s Charter to Revise Indemnification Provisions

The proposal to amend the Company’s Charter to revise certain indemnification provisions to eliminate procedural impediments to the advancement of expenses and to clarify coverage received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
31,910,895	290,336	1,088,559	3,731,968

Proposal 8 — Vote to amend Articles Sixth, Seventh and Eighth

The proposal to incorporate provisions of the existing Articles Supplementary and to provide clarifications consistent with Maryland law to Articles Sixth, Seventh and Eighth received the following votes:

Votes For	Against	Abstained	Broker Non-Votes
28,461,369	16,413	1,080,040	3,731,968

Proposal 9— The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm received the following votes.

Votes For	Votes Against	Abstained
31,487,502	727,841	1,074,447

Proposals 1 – 5 and 7-9 received the requisite numbers of votes for approval. Proposal 6 did not receive the requisite number of votes for approval.

Exhibits

99.1	Amended and Restate 2011 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: May 8, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President, General Counsel and Secretary